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                             ING SENIOR INCOME FUND

                        Supplement dated January 14, 2005
                      to ING Senior Income Fund Prospectus
                             Dated December 6, 2004

           CLOSURE OF CLASS B COMMON SHARES OF ING SENIOR INCOME FUND

Effective January 31, 2005, Class B common shares of ING Senior Income Fund ("SIF") are closed to new investment, provided that (1) Class B common shares of SIF may be purchased through the reinvestment of dividends issued by SIF; and
(2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B common shares of SIF may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex for SIF's Class B common shares.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE